BAB, INC.

8501 W. Higgins Road, Suite 320

Chicago, Illinois 60631

(773) 380-6100

April 26, 2004

Dear Shareholder:

You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 2:00 p.m. on Thursday, May 27, 2004, in the Conference Center, located at 540 Lake Cook Road (within the Corporate 500 Centre complex), Deerfield, IL, 60015.

In addition to electing four members to the Board of Directors, you are being asked to ratify the appointment of the independent auditors for the year ending November 30, 2004. We hope that these proposals will be adopted at the Annual Meeting.

We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Very truly yours,

Michael W. Evans

President and Chief Executive Officer

BAB, INC.

8501 W. Higgins Road, Suite 320

Chicago, Illinois 60631

(773) 380-6100

_________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 27, 2004

_________________________________________

To the Shareholders of BAB, Inc.:

The Annual Meeting of Shareholders of BAB, Inc. (the "Company") will be held at 2:00 p.m. on Thursday, May 27, 2004, in the Conference Center located at 540 Lake Cook Road (within the Corporate 500 Centre complex), Deerfield, IL 60015, for the following purposes:

1) To elect four directors to serve for a one-year term expiring when their successors are elected and qualified at the next annual meeting.

2) To act upon a proposal to ratify the appointment of Blackman Kallick Bartelstein, LLP as independent auditors of the Company for the fiscal year ending November 30, 2004.

3) To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 8, 2004, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

By Order of the Board of Directors

April 26, 2004	Michael K. Murtaugh

Vice President and General Counsel

Audit Committee Report …………………………………..................………….… 8

Proposal 2 – Ratification of Appointment of Independent Auditors…........................ 10

Proposals for Fiscal 2004 Annual Meeting ............................................................... 10

Available Information ...............................................................................................10

Audit Committee Charter ........................................................................... Appendix I

BAB, INC.

8501 W. Higgins Road, Suite 320

Chicago, Illinois

(773) 380-6100

___________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 27, 2004

__________________________________

GENERAL INFORMATION

This proxy statement is furnished to shareholders by the Board of Directors of BAB, Inc. (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders at 2:00 p.m. on Thursday, May 27, 2004, in the Conference Center located at 540 Lake Cook Road (within the Corporate 500 Centre complex), Deerfield, IL 60015, and at all adjournments thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters that may or could properly come before the meeting.

Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Annual Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting (a) for the election of the nominees named herein and on the proxy card to the Board of Directors; (b) for the appointment of Blackman Kallick Bartelstein, LLP as independent auditors of the Company; and (c) in the discretion of the proxy holder as to other matters which may properly come before the meeting. This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about April 26, 2004.

Please read the proxy carefully.  You will find additional information about the Company in the most recent 10-KSB enclosed, which includes the audited consolidated financial statements.

The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

RECORD DATE AND VOTING

The Board of Directors has fixed April 8, 2004, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of the close of business on the record date, there were outstanding 6,955,892 shares of Common Stock, $.001 par value, which is the only outstanding class of stock of the Company. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Annual Meeting either in person or by proxy, except for election of directors, which is by plurality vote in the event of more nominees than positions (i.e. the four nominees receiving the highest number of votes would be elected).

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions and broker non-votes on any matter (or a "withheld authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the broker indicates that it does not have discretionary authority to vote certain shares on that matter.

BOARD RECOMMENDATIONS

The Board of Directors recommends a vote FOR election of each nominee for director named herein and FOR ratification of the appointment of Blackman Kallick Bartelstein, LLP as independent auditors. It is intended that proxies solicited by the Board of Directors will be voted FOR each nominee and FOR each such other proposals unless otherwise directed by the shareholder submitting the proxy.

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

The following table sets forth as of April 8, 2004, the record and beneficial ownership of Common Stock held by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each current director; (iii) each "named executive officer" (as defined in Regulation S-B, Item 402 under the Securities Act of 1933); and (iv) all executive officers and directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of the Company beneficially owned by each such person as of April 8, 2004, includes the number of shares, which such person has the right to acquire within sixty (60) days after such date.

Name and Address	Shares	Percentage
Michael W. Evans 8501 W. Higgins Road Chicago, IL 60631	2,799,106 (1)(6)	39.8
Michael K. Murtaugh 8501 W. Higgins Road Chicago, IL 60631	2,721,782 (1)(2)(6)	38.7
Holdings Investments, LLC 220 DeWindt Road Winnetka, IL 60093	2,096,195 (1)(3)	29.8
David L. Epstein 9700 Higgins Road, Suite 630 Rosemont, IL 60018	152,000 (4)	2.2
Jeffrey M. Gorden 8501 W. Higgins Road Chicago, IL 60631	62,445 (7)	1.0
John J. Bracken 8501 W Higgins Road Chicago, IL 60631	54,573 (5)(7)	1.0
Steven G. Feldman 750 Estate Drive, Suite 104 Deerfield, IL 60015	10,000(8)	*
All executive officers and directors as a group (6 persons)	3,707,043 (1)(2)(3)(4)(5)(6)(7)(8)	52.6

____________________

* Less than 1%.

(1) Includes all shares held of record by Holdings Investments, LLC. Messrs. Evans and Murtaugh are members and managers of the LLC and together control all voting power of the stock owned by the LLC.

(2) Includes 2,540 shares held by 401 (k) trust.

(3) Mr. Thomas Pick has beneficial ownership of 25.18% of Holdings Investment, LLC, which is the equivalent of 527,884 shares of BAB, Inc. common stock.

(4) Includes 62,000 shares held indirectly by entities under Mr. Epstein’s control.

(5) Includes 2,800 shares held by 401(k) trust.

(6) Includes 30,890 stock options fully exercisable within 60 days of April 8, 2004.

(7) Includes 6,667 stock options fully exercisable within 60 days of April 8, 2004.

(8) Includes 10,000 stock options fully exercisable within 60 days of April 8, 2004.

PROPOSAL 1

________________

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the number of directors shall be as fixed from time to time by resolution of the shareholders subject to increase by the Board of Directors. The directors elected at this Annual Meeting, and at annual meetings thereafter unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting. The four persons designated by the Board of Directors as nominees for election as directors at the Annual Meeting are Michael W. Evans, Michael K. Murtaugh, Steven G. Feldman and James A. Lentz. Messrs. Evans, Murtaugh and Feldman are currently members of the Board of Directors.  James Lentz is a new nominee.  Mr. Feldman and Mr. Lentz are considered independent directors for audit committee purposes as outlined in SEC regulations.  If elected, Mr. Lentz will serve on the Compensation, Audit and Options committees.

In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

See "MANAGEMENT" for biographical information concerning Messrs. Evans and Murtaugh, who are employees of the Company. The following biographical information is furnished with respect to each of the other nominees.

Steven G. Feldman joined the Company as director in May 2003. Mr. Feldman is the managing principal of Graphtech Systems, L.L.C., a Chicago-based technology firm specializing in networking, consulting and supporting technology for Education, Graphic Arts and Corporate clients since 1998. During 1997 and 1998, he was a partner at Friedman Eisenstein Raemer and Schwartz, LLP, providing technology consulting services for the firm’s clients. From 1987 until 1997 he was the managing partner for Automated Offices, Ltd., a computer consulting firm. He is a graduate of the University of Illinois – Champaign/Urbana and he is a Certified Public Accountant. Mr. Feldman is a frequent speaker on Controlling the Total Cost of Ownership of Technology and other related topics.

James A. Lentz has been nominated for his first term as a member of the Board of Directors. From 1971 until 2000, Mr. Lentz was a business professor for Moraine Valley Community College.  During his tenure at Moraine Valley Community College, Mr. Lentz taught a variety of business related classes, including accounting, finance and marketing.  Mr. Lentz has 10 years of experience in the food industry, including holding the position of Director of Franchise Training for BAB Systems, Inc. from 1992 through 1996.  Mr. Lentz graduated from Northern Illinois University with a Masters in Business Administration in 1971.  Mr. Lentz currently holds 4,932 shares of BAB, Inc. common stock.

MANAGEMENT

Directors and Executive Officers

The following tables set forth certain information with respect to each of the directors and executive officers of the Company and certain other key management personnel.

Directors and Executive Officers	Age	Position(s) Held with Company
Michael W. Evans	47	Chief Executive Officer, President and Director
Michael K. Murtaugh	59	Vice President, General Counsel and Director
John J. Bracken	55	Vice President, Operations
Jeffrey M. Gorden	48	Chief Financial Officer and Treasurer
David L. Epstein	56	Director
Steven G. Feldman	47	Director

Michael W. Evans has served as chief executive officer and director of the Company since January 1993 and is responsible for all aspects of franchise development and marketing, as well as all corporate and franchise sales performance and operation programs. In February 1996, he was appointed president. Mr. Evans has over 17 years of experience in the food service industry.

Michael K. Murtaugh joined the Company as a director in January 1993 and as vice president and general counsel in January 1994. Mr. Murtaugh is responsible for dealing directly with state franchise regulatory officials and for the negotiation and enforcement of franchise and area development agreements, and for negotiations of acquisition and other business arrangements. Before joining the Company, Mr. Murtaugh was a partner with the law firm of Baker & McKenzie, where he practiced law from 1971 to 1993. He also currently serves as vice president and secretary of American Sports Enterprises, Inc., which owns controlling interest in the Kane County Cougars, a minor league baseball team.

John J. (Jack) Bracken joined the Company as Director of Licensed Operations in August 1996 and was promoted to Vice President Operations in May 2001. Reporting to Mr. Evans, Mr. Bracken is responsible for company stores, commissary operations, real estate and construction, non-traditional development and manufacturer relations.  Mr. Bracken has over 30 years experience in the food service industry.  From 1979 to 1996 he was with Host Marriott Services, most recently as General Manager for food, beverage and retail at BWI Airport.  In this capacity, he was responsible for the operation of multiple national brands, including Burger King, Pizza Hut, Roy Rogers, Dunkin' Donuts, Cinnabon, Starbuck's Coffee, Nathan's Famous and Taco Bell.

Jeffrey M. Gorden joined the Company as its Chief Financial Officer and Treasurer in April 2001 and is responsible for accounting, financial reporting, risk management and human resource administration. Mr. Gorden received his BSC from DePaul University. He is a Certified Public Accountant. From 1977 to 1979, he was with Ernst & Young. From 1979 to 1994 he held internal auditing leadership roles at several Fortune 500 companies. From 1995 to 2001, he held senior financial management roles, the last at Arrow Financial Services, LLC in Lincolnwood, Illinois.

The Board of Directors had three standing committees during the last fiscal year: the Compensation Committee, the Audit Committee and the Options Committee. The Compensation Committee has three members: David L. Epstein, Steven G. Feldman, and Michael W. Evans, the first two being non-employee directors. The function of the Compensation Committee is to set the compensation for the Executive Officers and to recommend the compensation to the Board of Directors for approval. The Audit Committee has two members: David L. Epstein and Steven G. Feldman, both are non-employee directors. The function of the Audit Committee is to interact with the independent auditors of the Company and to recommend to the Board of Directors the appointment of the independent auditors. The Options Committee has three members: David L. Epstein, Steven Feldman and Michael Evans, the first two being non-employee directors. The function of the Options Committee is to consider, determine and recommend to the Board of Directors the granting of options. Each of the standing committees met once during the fiscal year and all members were in attendance at the meetings.

The Board of Directors met 4 times during the 2003 fiscal year. None of the directors attended fewer than 75% of the meetings of the Board of Directors.

Director Compensation

Each non-employee director of the Company is paid a fee of $200 for each meeting attended, as well as reimbursement of reasonable expenses. In addition, the non-employee directors are eligible to receive stock options pursuant to the Company’s 2001 Long-Term Incentive and Stock Option Plan.

Executive Compensation

The following table sets forth the cash compensation earned by executive officers that received annual salary and bonus compensation of more than $100,000 during fiscal years 2003, 2002 and 2001 (the "Named Executive Officers"). The Company has no employment agreements with any of its executive officers.

Summary Compensation Table

Annual Compensation	Long Term Compensation
	Awards	Payouts
Name and Principal Position	Fiscal Year Ended 11/30	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARS (#)	LTIP Payouts ($)	All Other Compensation ($)
Michael W. Evans President and CEO	2003 2002 2001	211,750 192,500 175,000	20,000 10,000 --	-- -- --	-- -- --	80,000 120,000 --	-- -- --	-- -- --

Michael K. Murtaugh Vice President and General Counsel	2003 2002 2001	157,300 143,000 130,000	20,000 10,000 --	-- -- --	-- -- --	80,000 120,000 --	-- -- --	-- -- --

Jeffrey M. Gorden Chief Financial Officer	2003 2002	116,443 112,369	6,000 -- --	-- -- --	-- -- --	20,668 43,332 --	-- -- --	-- -- --

John J. Bracken Vice President Operations	2003 2002	103,058 100,134	1,000 -- --	-- -- --	-- -- --	20,668 43,332 --	-- -- --	-- -- --

Indemnification of Directors and Officers

The Company's Certificate of Incorporation limits personal liability for breach of fiduciary duty by its directors to the fullest extent permitted by the Delaware General Corporation Law (the "Delaware Law"). Such Certificate eliminates the personal liability of directors to the Company and its shareholders for damages occasioned by breach of fiduciary duty, except for liability based on breach of the director's duty of loyalty to the Company, liability for acts omissions not made in good faith, liability for acts or omissions involving intentional misconduct, liability based on payments or improper dividends, liability based on violation of state securities laws, and liability for acts occurring prior to the date such provision was added. Any amendment to or repeal of such provisions in the Company's Articles of Incorporation shall not adversely affect any right or protection of a director of the Company for with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

In addition to the Delaware Law, the Company's Bylaws provide that officers and directors of the Company have the right to indemnification from the Company for liability arising out of certain actions to the fullest extent permissible by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Company pursuant to such indemnification provisions, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Subsequent Event

On 12/2/03, the Board of Directors granted 95,000 stock options to Directors, Officers and employees.  Company Directors and Officers received 68,500 stock options and Non-Executive/Non-Director employees received 26,500 stock options.   The stock options granted December 02, 2003 vest 1/3 in 12 months, 1/3 in 24 months and 1/3 in 36 months.  Each is exercisable at the fair market value, on the issue date of $0.46, (those individuals owning greater than 10% of outstanding stock have exercise prices at 110%, or $0.51) and each exercised share is restricted for one year from the date of exercise.

On January 5, 2004 the Board of Directors of BAB, Inc. declared a cash dividend of $0.02 per share, payable on February 2, 2004 to shareholders of record as of January 16, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were met during the fiscal year ended November 30, 2003.

CERTAIN TRANSACTIONS

The following information relates to certain relationships and transactions between the Company and related parties, including officers and directors of the Company. It is the Company's policy that it will not enter into any transactions with officers, directors or beneficial owners of more than 5% of the Company's Common Stock, or any entity controlled by or under common control with any such person, on terms less favorable to the Company than could be obtained from unaffiliated third parties and all such transactions require the consent of the majority of disinterested members of the Board of Directors.

Management believes that the following transaction was effected on terms no less favorable to the Company than could have been realized in arm's length transactions with unaffiliated parties.

Executive Officers and Directors

Michael K. Murtuagh, the Company’s Vice President and General Counsel, was a stockholder of Bagel One, Inc., which owned and operated a Big Apple Bagels franchise store in Illinois. Mr. Murtaugh bought out his partners’ interest in Bagel One, Inc. in 1998 and became the sole stockholder of that company. A note receivable owed by Bagel One, Inc. to Systems, guaranteed by Mr. Murtaugh, effective March 2000 in the amount $30,025 for a term of 6 years bearing 9% interest, had an outstanding balance as of November 30, 2003 of $13,288 and there are no payments in arrears.

Audit Committee

The following is a report of the Audit Committee.  The Audit Committee consists of two members, who are both independent directors.  The two independent directors comply with the new definition of "independent directors" as required by the Nasdaq for small business filers. The Audit Committee has adopted a written Audit Charter that is included in its entirety as Appendix I at the end of this Proxy Statement.

Report of Audit Committee

To the Board of Directors of BAB, Inc.:

We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended November 30, 2003.  We ascertain that we meet the criteria as required by the SEC for independent directors.

We have discussed with Blackman Kallick Bartelstein, LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from Blackman Kallick Bartelstein, LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended, by the Independent Standards Board, and have discussed with Blackman Kallick Bartelstein, LLP its independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2003.

For the fiscal year ending November 30, 2003, the Company paid fees of $105,000 to Blackman Kallick Bartelstein.  The services consisted of $57,000 for audit fees, $23,000 for Corporate income tax filings, $14,000 for Quarterly SEC reviews and $11,000 for other accounting services. In fiscal 2002, the Company paid Blackman Kallick Bartelstein, LLP $92,000 which consisted of $54,000 for audit, $15,000 for Corporate income tax filings, $14,000 for Quarterly SEC reviews and $9,000 for other accounting services.

We recommend to the Board of Directors that the Firm of Blackman Kallick Bartelstein, LLP be retained for fiscal 2004 as the firm's independent Auditors and we believe that the payments made to Blackman Kallick Bartelstein, LLP are reasonable and compatible with Auditor's independence.

/s/ David L. Epstein

/s/ Steven G. Feldman

PROPOSAL 2

__________________

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

The Board of Directors has appointed Blackman Kallick Bartelstein, LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending November 30, 2004. If the shareholders fail to ratify such appointment, the Board of Directors will select another firm to perform the required audit function. A representative of Blackman Kallick Bartelstein, LLP is expected to be present at the shareholders meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. For the fiscal year ending November 30, 2003, the Company paid auditing and accounting fees of approximately $105,000.

PROPOSALS FOR FISCAL 2004 ANNUAL MEETING

It is currently anticipated that the next meeting, for the fiscal year ending November 30, 2004 (the "2004 Annual Meeting") will be held in May 2005. Shareholders who intend to submit proposals for inclusion in the 2004 Proxy Statement and Proxy for shareholder action at the 2004 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than December 15, 2004.

Additionally, if the Company receives notice of a shareholder proposal after February 15, 2005, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to the proposal.

AVAILABLE INFORMATION

Copies of the Company's Annual Report on Form 10-KSB will be sent without charge to any shareholder requesting the same in writing from: BAB, Inc., Attention: Investor Relations, 8501 West Higgins Road, Suite 320, Chicago, IL 60631, Phone (773) 380-6100.

Please note, in early May 2004 the Company will relocate its Corporate facilities to 500 Lake Cook Road, Suite 475, Deerfield, IL 60015

By Order of the Board of Directors

Michael K. Murtaugh

Vice President and General Counsel

Dated: April 26, 2004

Chicago, Illinois

Appendix I

BAB, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation's systems of accounting internal control and the Corporation's accounting and financial reporting processes generally.  The Audit Committee's primary duties and responsibilities are to:

  Monitor the Corporation's financial reporting process and internal control system and recommend changes to the Board of Directors

  Review and appraise the audit efforts of the Corporation's independent auditors.

  Review the independence of the Corporation's audits and the terms of their engagement, and advise the Board of Directors.

  Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

While the Audit Committee shall have the responsibilities and power set forth in this Charter, it shall not be the duty of the Audit Committee to plan or conduct audits, or to determine whether the Corporation's financial statements are complete, accurate or in accordance with generally accepted accounting principals.  These are the responsibilities of management and the Corporation's outside auditor.  Nor shall it be the duty of the Audit Committee to conduct investigations to resolve disagreements, if any, between management and the Corporation's outside auditor, or to assure compliance with laws and regulations or the Corporation's own policies or code of conduct.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

Optimally, the Audit Committee shall be comprised of three or more directors elected by the Board, each of whom shall be an independent director, as defined by the Board of Directors.  In the event that less than three directors are independent, all of the independent directors shall serve on the Audit Committee.   All members of the Committee will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.  All members of the Committee shall be financially literate and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.  The Committee may designate the Chair to act in its behalf in relation to the responsibilities enumerated at IV 2 and IV 7 below.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate.  In addition, the Committee or at least its Chair should meet with the independent auditors and management to review the Corporation's financial statements consistent with IV 2 below.

IV. RESPONSIBILITIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

  Review and recommend amendments to this Charter periodically, at least annually, as conditions dictate.
  Review the Corporation's annual and quarterly financial statements as well as the report, opinion or review rendered by the independent auditors in connection with such financial statements.  Review and discuss such annual and quarterly financial statements with the Corporation's financial and senior management.
  Based upon a review of the annual financial statements, the accompanying Report of Independent Auditors and discussions with the independent auditors, recommend (or not recommend) the inclusion of the annual financial statements in the Corporation's Annual Report on Form 10-KSB.

Independent Auditors

  Recommend to the Board of Directors the selection or dismissal of the independent auditors (considering independence and effectiveness) and approve the fees and other compensation to be paid to the independent auditors.
  Advise the independent auditor that they are ultimately accountable to the Board and the Audit Committee.
  Review and approve any proposed discharge of the independent auditors recommended by the management.
  Consult annually with the independent auditors relative to the Corporation's internal controls.
  Consult quarterly with independent auditors relative to quality (not only the acceptability) of Corporation's accounting principles as applied to its financial reporting.
  On an annual basis, obtain and review a formal written statement from the independent auditors disclosing relationships with and services provided to the Corporation, which may affect their objectivity and independence.

Financial Reporting Processes

  Discuss with the independent auditors and the Corporation's financial management, the integrity of the organization's financial reporting processes, both internal and external.
  Consider and, if appropriate, recommend to the Board of Directors, changes to the Corporation's accounting principles and practices as suggested by the independent auditors or management.